Revenue - Summary of Changes in Contract Assets and Contract Liabilities (Detail) - TWD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Contract assets
Net increase of customer contracts	$ 6,066	$ 4,126
Reclassified to trade receivables	(6,405)	(7,532)
Significant changes of contract assets	(339)	(3,406)
Contract liabilities
Net increase of customer contracts	22	16
Recognized as revenues	(89)	(194)
Significant changes of contract liabilities	$ (67)	$ (178)